1933 ACT REGISTRATION NO. 33-13019

                                              1940 ACT REGISTRATION NO. 811-5083


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
              SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT")

                        POST-EFFECTIVE AMENDMENT NO. 20
                                      AND

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT  NO. 23

                       VAN ECK WORLDWIDE INSURANCE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   99 PARK AVENUE, NEW YORK, NEW YORK  10016
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                  212-687-5200
              (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

             THOMAS ELWOOD, ESQ. - VAN ECK ASSOCIATES CORPORATION
                   99 PARK AVENUE, NEW YORK, NEW YORK  10016
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

             COPY TO:  PHILIP NEWMAN, ESQ., GOODWIN, PROCTER & HOAR
                  EXCHANGE PLACE, BOSTON, MASSACHUSETTS  02109
     --------------------------------------------------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

[ ]  IMMEDIATELY UPON FILING PURSUANT           [X] ON MAY 1, 2000 PURSUANT TO
     TO PARAGRAPH (b)                               PARAGRAPH (b)

[ ]  60 DAYS AFTER FILING PURSUANT TO           [ ] [DATE] PURSUANT
     PARAGRAPH (a)(1)                               TO PARAGRAPH (a)(1)

[ ]  75 DAYS AFTER FILING PURSUANT TO           [ ] ON (DATE) PURSUANT TO
     PARAGRAPH (a)(2)                               PARAGRAPH (a)(2) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT
    ----------------------------------------------------------------------


Title of securities being registered: Shares of Beneficial Interest, $.001 par value, of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund.

                       VAN ECK WORLDWIDE INSURANCE TRUST
                              CROSS-REFERENCE PAGE
                   PURSUANT TO RULE 501 (B) OF REGULATION S-K
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                                   FORM N-1A
PART A
ITEM NO.                                LOCATION IN PROSPECTUS
--------                                ----------------------

1.  Cover Page                          Cover Page

2.  Synopsis                            N/A

3.  Condensed Financial Information     Financial Highlights

4.  General Description of Registrant   The Trust; Investment Objectives and
                                        Policies; Risk Factors; Limiting
                                        Investment Risks; Description of the
                                        Trust

5.  Management of the Fund              Management of the Funds;

5A. Management's Discussion of Fund
    Performance                         Not Applicable

6.  Capital Stock and Other Securities  Dividends and Capital Gain; Taxes;



7.  Purchase of Securities Being
    Offered                             How Fund shares are brought and
                                        sold

8.  Redemption or Repurchase            How Fund shares are brought and
                                        sold

9.  Pending Legal Proceedings           N/A


PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------

10. Cover Page                          Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     N/A

13. Investment Objectives and Policies  Investment Objectives and Policies;
                                        Risk Factors; Investment Restrictions;
                                        Portfolio Transactions and Brokerage

14. Management of the Fund              Trustees and Officers

15. Control Persons and Principal       Principal Shareholders
    Holders of Securities

PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------


16. Investment Advisory and Other       Investment Advisory Services;The
    Services                            Distributor; Trustees and Officers;
                                        Additional Information

17. Brokerage Allocation and Other      Portfolio Transactions and Brokerage
    Practices

18. Capital Stock and Other Securities  General Information

19. Purchase, Redemption and Pricing    Valuation of Shares; Redemptions
    of Securities Being Offered         in Kind

20. Tax Status                          Taxes

21. Underwriters                        The Distributor

22. Calculation of Performance Data     Performance

23. Financial Statements                Financial Statements



YOUR INVESTMENT DEALER IS:




For more  detailed  information,  see the  Statement of  Additional  Information
(SAI), which is incorporated by reference into this prospectus.

For free copies of SAIs, annual or semi-annual reports...

*  Call  Van  Eck  at   1-800-826-2333,   or  visit  the  Van  Eck   website  at
   www.vaneck.com.

*  Go to the Public Reference Room of the Securities and Exchange Commission.

* Call the SEC at 1-800-SEC-0330, or write to them at the Public Reference Room, Washington, D.C. 20549-6009, and ask them to send you a copy. There is a fee for this service.

*  Download documents from the SEC's website at http://www.sec.gov

* The Funds' annual report (other than US Government Money Fund) includes a discussion of market conditions and investment strategies that significantly affected the Funds' last year.


Van Eck Global [LOGO]

Transfer Agent: DST Systems, Inc.
P.O. Box 418407
Kansas City, Missouri 64141
1-800-544-4653

                       SEC REGISTRATION NUMBER: 811-05083


--------------------------------------------------------------------------------

                                 VAN ECK GLOBAL
                      WORLDWIDE INSURANCE TRUST


                                     PROSPECTUS
                                    MAY 1, 2000


                             [GRAPHICS OMITTED]

                            WORLDWIDE BOND FUND

                WORLDWIDE EMERGING MARKETS FUND

                     WORLDWIDE HARD ASSETS FUND

                     WORLDWIDE REAL ESTATE FUND


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED EITHER BY THE SECURITIES AND EXCHANGE COMMISSION (SEC) OR BY ANY STATE SECURITIES COMMISSION. NEITHER THE
   SEC NOR ANY STATE COMMISSION HAS ENDORSED THE ACCURACY OR ADEQUACY OF THIS
           PROSPECTUS. ANY CLAIM TO THE CONTRARY IS AGAINST THE LAW.


GLOBAL INVESTMENTS SINCE 1955



YOUR INVESTMENT DEALER IS:



Shares of the Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. In particular, the Fund may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.


VAN ECK GLOBAL [GRAPHICS OMITTED]
Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

www.vaneck.com

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.   THE FUNDS

INCLUDES A PROFILE OF EACH FUND, ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

    WORLDWIDE BOND FUND                                 2

    WORLDWIDE EMERGING MARKETS FUND                     5

    WORLDWIDE HARD ASSETS FUND                          8

    WORLDWIDE REAL ESTATE FUND                         12


II.  ADDITIONAL INVESTMENT STRATEGIES                  15

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.


III. HOW THE FUNDS ARE MANAGED                         24


MANAGEMENT OF THE FUNDS, FUND EXPENSES, TAXES, AND
SHAREHOLDER INQUIRIES.



IV.  FINANCIAL HIGHLIGHTS                              27

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

I.   THE FUNDS
--------------------------------------------------------------------------------

INCLUDES A PROFILE OF EACH FUND, ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

1. WORLDWIDE BOND FUND PROFILE

OBJECTIVE

The Worldwide Bond Fund seeks high total return--income plus capital appreciation-- by investing globally, primarily in a variety of debt securities.

PRINCIPAL STRATEGIES

The Fund's long-term assets will consist of debt securities rated B or better by Standard & Poor's (S&P) or Moody's Investors Service (Moody's). The Fund may also invest in unrated securities of comparable quality in the Adviser's opinion. The Fund intends to invest no more than 25% of assets in lower-rated debt ("junk bonds"), and then only in lower-rated debt issued by governments or government agencies.

During normal economic conditions, the Fund intends to invest in debt issued by domestic and foreign governments (and their agencies and subdivisions), multi-national entities like the World Bank, the Asian Development Bank, the European Investment Bank, and the European Community. The Fund will also invest in corporate bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants.

The Adviser expects the Fund's average maturity to range between three and 10 years. The Adviser seeks bonds with a high relative value. There is no limit on the amount the Fund may invest in one country or in securities denominated in one currency. Normally, the Fund will be invested in at least three countries besides the United States.

PRINCIPAL RISKS

The Fund's share value will tend to fall when interest rates go up and to rise when interest rates fall. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. An investment in the Fund involves the risk of losing money. The Fund may engage in active and frequent trading to achieve its investment objectives. The Fund may suffer adverse tax consequences and increased transaction costs may affect performance. The Fund may borrow up to 30% of its net assets to buy more securities. Long term investments entail greater risk of loss than short term investments.


2       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                              I. THE FUNDS / WORLDWIDE BOND FUND
--------------------------------------------------------------------------------
WORLDWIDE BOND FUND PERFORMANCE
--------------------------------------------------------------------------------


This chart shows the historic annual total return of Van Eck Worldwide Bond Fund. This information provides an indication of the risks of investing in the Fund by showing the changes in the Fund from year to year and by showing how the Fund's average annual return compares to a broad based index. This chart describes past performance only, and should not be understood as a prediction for future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower.

During the period covered, the Fund's highest performing quarter (ended 3/31/95) was 11.07%. The lowest performing quarter (ended 12/31/92) was -6.74%.

WORLDWIDE BOND FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

              [THE FOLLOWING IS A BAR GRAPH IN THE PRINTED PIECE.]


   1990    1991    1992    1993    1994    1995    1996    1997     1998   1999
   ----    ----    ----    ----    ----    ----    ----    ----     ----   ----

   11.25  18.39   -5.25    7.79   -1.32   17.30    2.53    2.38    12.75  -7.82



Fund and Index performance are shown with dividends reinvested. Past performance does not guarantee or predict future results.


WORLDWIDE BOND FUND
1-, 5- AND 10-YEAR PERFORMANCE (ANNUALIZED)
PLUS A COMPARISON TO THE SSB WORLD GOVERNMENT BOND INDEX*
As of December 31, 1999

                          1 YEAR                5 YEAR            10 YEAR

  Fund                    -7.82%                5.06%             5.44%
  SSB World Government
  Bond Index              -4.27%                6.42%             8.27%

  *The Salomon Smith Barney (SSB) World Government Bond Index is a market capitalization- weighted benchmark that tracks the performance of 17 world government bond markets. Each has a total market capitalization of eligible issues of at least US$20 billion and Euro15 billion. The issues are fixed rate, greater than one-year maturity and subject to a minimum amount outstanding that varies by local currency. Bonds must be sovereign debt issued in the domestic market in local currency.

   The Salomon Smith Barney World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


                               VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    3

WORLDWIDE BOND FUND EXPENSES
--------------------------------------------------------------------------------

This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

WORLDWIDE BOND FUND
SHAREHOLDER TRANSACTION EXPENSES


ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)

Management/Administration Fees                     1.00%

Other Expenses                                      .22%

TOTAL FUND OPERATING EXPENSES                      1.22%



The adjacent table shows the                     EXPENSE EXAMPLE
expenses you would pay on a                      WHAT A $10,000 INVESTMENT
hypothetical $10,000 investment.                 WOULD ACTUALLY COST
The example presumes an average                  ------------------------------
annual return of 5% with redemption              1 year                 $   124
at the end of each time period.                  3 years                $   387
This illustration is hypothetical.               5 years                $    70
For a real investment, your actual               10 years               $ 1,477
expenses may be higher or lower
than those shown.


4       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

--------------------------------------------------------------------------------

2.   WORLDWIDE EMERGING MARKETS FUND PROFILE

OBJECTIVE


The Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing in primarily equity securities in emerging markets around the world.


PRINCIPAL STRATEGIES

The Fund emphasizes investment in countries that have relatively low gross national product per capita, as well as the potential for rapid economic growth. Under normal conditions, the Fund will invest at least 65% of its assets in emerging countries or emerging market equity securities. These include issues of companies in emerging countries, issues denominated in currencies of emerging countries, investment companies (like country funds) that invest in emerging countries, and in American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) representing emerging markets securities.


The Fund generally invests in common stocks, preferred stocks (either convertible or non-convertible), rights, warrants, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, convertible debt instruments and special classes of shares available only to foreigners in markets that restrict ownership of certain shares or classes to their own nationals or residents.


The Fund emphasizes equities, but may also invest in debt securities of any quality, as long as not more than 25% of assets are held in debt securities rated below investment grade ("junk bonds").

The Fund may sometimes invest indirectly by investing in other investment companies. Such investments are commonly used when direct investment in certain countries are not permitted to foreign entities. At times these investments may involve payments of premiums above the company's net asset values. Investment in other investment companies may involve additional fees such as management and other fees. The law may also restrict these indirect investments in additional ways. The Fund's investment adviser has agreed to waive its management fee with respect to the portion of Fund assets invested in shares of other open-end investment companies.

PRINCIPAL RISKS

An emerging markets fund involves above-average risk. Many emerging markets are much less liquid and much more changeable than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is designed for long-term investing. The Fund may borrow up to 30% of its net assets to buy more securities. An investment in the Fund involves the risk of losing money.

                               VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    5

WORLDWIDE EMERGING MARKETS FUND PERFORMANCE
--------------------------------------------------------------------------------

This chart shows the historic annual total return of Van Eck Worldwide Emerging Markets Fund since Fund inception on 12/21/95. This informa-tion provides an indication of the risks of investing in the Fund by showing the changes in the Fund from year to year and by showing how the Fund's average annual return compares to a broad based index. This chart describes past performance only, and should not be understood as a prediction for future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower.


During the period covered, the Fund's highest performing quarter (ended 12/31/99) was 56.88%. The lowest performing quarter (ended 9/30/98) was -29.46%.

WORLDWIDE EMERGING MARKETS FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

              [THE FOLLOWING IS A BAR GRAPH IN THE PRINTED PIECE.]


                1996             1997              1998              1999
                ----             ----              ----              ----

               26.82            -11.61            -34.15            100.28



Fund and Index performance are shown with dividends reinvested. Past performance does not guarantee or predict future results.


WORLDWIDE EMERGING MARKETS FUND
1-YEAR, 3-YEAR AND LIFE-OF-FUND PERFORMANCE (ANNUALIZED)
PLUS A COMPARISON TO THE MSCI EMERGING MARKETS FREE INDEX*
As of December 31, 1999

                                        1 YEAR      3 YEAR      LIFE-OF-FUND

  Fund                                  100.28%      5.25%          9.92%

  MSCI Emerging Markets Free Index       66.41%      3.18%          3.89%+


+    Calculated from nearest month end (12/31/95).

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. The index includes only stocks available for purchase by foreign (e.g., U.S.) investors.
     The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.



6       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                       I. THE FUNDS / WORLDWIDE EMERGING MARKETS

WORLDWIDE EMERGING MARKETS FUND EXPENSES
--------------------------------------------------------------------------------

This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

  WORLDWIDE EMERGING MARKETS FUND
  SHAREHOLDER TRANSACTION EXPENSES


  ANNUAL FUND OPERATING EXPENSE (% OF NET ASSETS)

  Management/Administration Fees                                 1.00%
  Other Expenses                                                  .54%

  TOTAL FUND OPERATING EXPENSES                                  1.54%





The adjacent table shows the                     EXPENSE EXAMPLE
expenses you would pay on a                      WHAT A $10,000 INVESTMENT
hypothetical $10,000 investment.                 WOULD ACTUALLY COST
The example presumes an average                  -----------------------------
annual return of 5% with redemption              1 year               $    157
at the end of each time period.                  3 years              $    486
This illustration is hypothetical.               5 years              $    839
In a real investment, your actual                10 years             $  1,834
expenses may be higher or lower
than those shown.


                               VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    7

--------------------------------------------------------------------------------

3.   WORLDWIDE HARD ASSETS FUND PROFILE

OBJECTIVE

The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 65% of its assets in "hard asset securities," at least 5% of its assets in the "hard asset" sectors (listed below) and the Fund may concentrate as much as 50% of its assets in a single "hard asset" sector.

Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of:

1.  Precious metals
2.  Natural resources
3.  Real estate
4.  Commodities

Under normal circumstances, the Fund will invest in at least three countries including the United States. However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

Hard asset securities can produce long-term capital appreciation and help protect capital against inflation during cyclical economic expansions. Hard asset security values may move independently of industrial shares, so a hard asset portfolio can offset the fluctuations -- and perhaps increase the return -- of an industrial equity portfolio.


Worldwide Hard Assets Fund invests in a number of securities, and utilizes a number of techniques, that are covered in detail in Section II "Additional Investment Strategies."


8       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            1. THE FUNDS / WORLDWIDE HARD ASSETS

--------------------------------------------------------------------------------



The Fund may invest in common stocks; preferred stocks (either convertible or non-convertible); debt securities; asset loaded securities; rights; warrants; derivatives, directly and indirectly in commodities; direct equity interests in trusts; partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments and special classes of shares that are restricted to nationals or residents of a given country. Direct investments are generally considered illiquid and will be included with other illiquid investments. This total will be subject to the Fund's limits on illiquid investing.


The Fund may invest up to 10% of its assets in precious metals, either bullion or coins.

PRINCIPAL RISKS


Hard asset prices may move independently of the trends of industrial companies. The energy and basic materials sectors are volatile. Inflation can drive down stock prices, and stock prices can influence hard assets, so inflation may also make hard asset security prices go down. An investment in the Fund should be considered part of an overall investing program, not a complete investment in itself. The Fund may borrow up to 30% of its net assets to buy more securities. An investment in the Fund involves the risk of losing money.


                               VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    9

WORLDWIDE HARD ASSETS FUND PERFORMANCE
--------------------------------------------------------------------------------



This chart shows the historic annual total return of Van Eck Worldwide Hard Assets Fund. This information provides an indication of the risks of investing in the Fund by showing the changes in the Fund from year to year and by showing how the Fund's average annual return compares to a broad based index. This chart describes past performance only, and should not be understood as a prediction for future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower.

During the period covered, the Fund's highest performing quarter (ended 12/31/93) was 23.52%. The lowest performing quarter (ended 12/31/97) was -29.23%.

WORLDWIDE HARD ASSETS FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

              [BAR GRAPH REPRESENTED BELOW IN ITS PRINTED PIECE.]


  1990    1991    1992    1993     1994    1995    1996    1997    1998     1999

 -14.11  -2.93   -4.09    64.83   -4.78   10.99   18.04   -1.67   -30.93   21.00



Fund and Index performance are shown with dividends reinvested. Past performance does not guarantee or predict future results.


WORLDWIDE HARD ASSETS FUND
1-YEAR, 5-YEAR AND 10-YEAR PERFORMANCE
PLUS A COMPARISON TO THE IBBOTSON HARD ASSETS INDEX*
As of December 31, 1999

                                     1 YEAR           5YEAR         10 YEAR

  Fund                               21.00%           1.49%          3.06%

  Ibbotson Hard Assets Index         26.39%           4.43%          4.47%


* The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, Forest Products and Paper Indexes, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indexes.

     The Ibbotson Hard Assets Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of the transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


10       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE HARD ASSETS

WORLDWIDE HARD ASSETS FUND EXPENSES
--------------------------------------------------------------------------------

This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund, but is not obligated to do so.

WORLDWIDE HARD ASSETS FUND
SHAREHOLDER TRANSACTION EXPENSES

  ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)


  Management/Administration Fees                                   1.00%

  Other Expenses                                                    .26%

  TOTAL FUND OPERATING EXPENSES                                    1.26%






The adjacent table shows the                     EXPENSE EXAMPLE
expenses you would pay on a                      WHAT A $10,000 INVESTMENT
hypothetical $10,000 investment.                 WOULD ACTUALLY COST
The example presumes an average                  -------------------------
annual return of 5% with redemption              1 year         $   128
at the end of each time period.                  3 years        $   400
This illustration is hypothetical.               5 years        $   692
In a real investment, your actual                10 years       $ 1,523
expenses may be higher or lower
than those shown.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    11

--------------------------------------------------------------------------------

4.   WORLDWIDE REAL ESTATE FUND PROFILE

OBJECTIVE


The Worldwide Real Estate Fund seeks to maximize return by investing in equity securities of domestic and foreign companies that own significant real estate assets or that principally are engaged in the real estate industry.


PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 65% of its assets in equity securities of domestic and foreign companies that own significant property or principally do business in real estate. At times, the Fund may invest nearly all its assets in such securities.

The Fund may also invest up to 35% of assets in debt securities of its real estate companies or in equity or debt securities of non-real estate companies. The Fund will not invest more than 25% of assets in debt securities rated lower than "Baa" (junk bonds) by Moody's. The Fund may invest up to 10% of assets in unrated debt securities backed by real estate assets.

Normally, the Fund will invest in at least three countries, including the United States. The Adviser expects to concentrate on investments in the U.S., Canada, Hong Kong, Singapore, Malaysia, Japan, Australia, France, the Netherlands, and the United Kingdom. The Fund may also invest in other non-U.S. markets, including emerging markets in Asia, Latin America, and Eastern Europe.

PRINCIPAL RISKS

Real estate investing can be risky by definition, and the Fund takes on additional risk by investing in real estate companies in emerging markets. If certain investment vehicles fail, the Fund may end up holding actual real estate in settlement of investment claims, and this property may be hard to sell. In addition, the Fund is subject to all the risks associated with companies in the real estate industry such as declines in property values, adverse economic conditions, overbuilding and competition. An investment in the Fund involves the risk of losing money. The Fund may engage in active and frequent trading to achieve its investment objectives. The Fund may suffer adverse tax consequences and increased transaction costs may affect performance. The Fund may borrow up to 30% of its net assets to buy more securities.

12       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                            I. THE FUNDS / WORLDWIDE REAL ESTATE

WORLDWIDE REAL ESTATE FUND PERFORMANCE
--------------------------------------------------------------------------------


This chart shows the historic annual total return of Van Eck Worldwide Real Estate Fund since Fund inception on 6/23/97. This information provides an indication of the risks of investing in the Fund by showing the changes in the Fund from year to year and by showing how the Fund's average annual return compares to a broad based index. This chart describes past performance only, and should not be understood as a prediction for future results. These returns do not reflect charges at the separate account level and if those charges were reflected, the returns would be lower.

During the period covered, the Fund's highest performing quarter (ended 6/30/99) was 12.39%. The lowest performing quarter (ended 9/30/98) was -14.45%.


WORLDWIDE REAL ESTATE FUND
ANNUAL TOTAL RETURNS (%)
As of December 31,

              [THE FOLLOWING IS A BAR GRAPH IN THE PRINTED PIECE.]

                           1998                       1999
                           ----                       ----

                          -11.35                     -2.01


Fund and Index performance are shown with dividends reinvested. Past performance does not guarantee or predict future results.


WORLDWIDE REAL ESTATE FUND
1-YEAR AND LIFE-OF-FUND PERFORMANCE (ANNUALIZED)
PLUS A COMPARISON TO THE NAREIT EQUITY INDEX AND
SALOMON SMITH BARNEY WORLD PROPERTY INDEX*
As of December 31, 1999

                                             1 YEAR           LIFE-OF-FUND

  Fund                                       -2.01%               1.52%
  NAREIT Equity Index                        -4.62%              -4.33%+
  SSB World Property Index                    4.45%              -9.57%+

+    Calculated from nearest month end (6/30/97).

* The NAREIT Equity Index is made up of U.S. real estate investment trusts that trade publicly as stock (equity) issues, weighted by capitalization (i.e., total value of shares).The Index excludes REITs made up of mortgages. The Salomon Smith Barney World Property Index is made up of nearly 400 real estate companies in approximately 20 countries, weighted according to each country's total "float" (share value) of companies eligible for the Index.

     The Salomon Smith Barney World Property Index and the NAREIT Equity Index (a U.S. equity real estate index) are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    13

WORLDWIDE REAL ESTATE FUND EXPENSES
--------------------------------------------------------------------------------

This table shows certain expenses you will incur as a Fund investor, either directly or indirectly. The Adviser may sometimes waive fees and/or reimburse certain expenses of the Fund.

WORLDWIDE REAL ESTATE FUND
SHAREHOLDER TRANSACTION EXPENSES

  ANNUAL FUND OPERATING EXPENSES (% OF NET ASSETS)


  Management/Administration Fees                                   1.00%
  Other Expenses                                                   2.23%

  TOTAL FUND OPERATING EXPENSES*                                   3.23%

* Expenses were reduced by 1.79% by reimbursement by the Adviser during the year ended 1999. This fee waiver is expected to continue through July 31, 2000.


The adjacent table shows the                     EXPENSE EXAMPLE
expenses you would pay on a                      WHAT A $10,000 INVESTMENT
hypothetical $10,000 investment.                 WOULD ACTUALLY COST
The example presumes an average                  -----------------------------
annual return of 5% with redemption              1 year               $ 326
at the end of each time period.                  3 years              $ 995
This illustration is hypothetical.               5 years              $ 1,688
In a real investment, your actual                10 years             $ 3,531
expenses may be higher or lower
than those shown.



14       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

II. ADDITIONAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK

An investment in any of the Funds involves "market risk"--the risk that securities prices may go up or down.

OTHER INVESTMENT TECHNIQUES AND RISK

ASSET-BACKED SECURITIES

FUNDS                  All

DEFINITION             Represent pools of consumer loans unrelated to mortgages.

RISK Principal and interest payments depend on payment of the underlying loans, though issuers may support creditworthiness via letters of credit or other instruments.

BORROWING

FUNDS                  All

DEFINITION             Borrowing to invest more is called "leverage." The Funds
                       may borrow up to 30% of their net assets to buy more securities. The Funds must maintain assets equal to 300% of its borrowings, and must sell securities to maintain that margin, even if the sale hurts the Fund's investment positions.


RISK Leverage exaggerates the effect of rises or falls in prices of securities bought with borrowed money. Borrowing also costs money, including fees and interest. The Funds expect to borrow only via negotiated loan agreements with commercial banks or other institutional lenders.


                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    15

--------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

FUNDS             All

DEFINITION        Asset-backed securities backed by pools of mortgages. CMOs are fixed-income securities, rated by agencies like other fixed-income securities. The Funds invest in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK              Mortgage holders often refinance when interest rates fall;
                  reinvestment of prepayments at lower rates can reduce the yield of the CMO. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Funds may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.

DEBT SECURITIES

FUNDS             All

DEFINITION        Debt securities are usually thought of as bonds, but debt may be issued in other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term. Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market"
                  -- that is, they are traded by people other than their original issuers.

RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). Low-quality issues are considered more likely to default or fail than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by a Fund Adviser.

16       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

DEFENSIVE INVESTING

FUNDS             All

DEFINITION        A deliberate, temporary shift in portfolio strategy which may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, a Fund may have all of its assets invested in a single country or currency.

RISK Opportunity cost-- i.e., when a Fund has invested defensively in low risk, low return securities. It may not achieve its investment objectives.

DERIVATIVES

FUNDS             All

DEFINITION        A derivative is a security that derives its present value from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The
                  Funds use derivatives, either on their own, or in combination with other derivatives, to offset other investments with the aim of reducing risk--called "hedging." The Funds also invest in derivatives for their investment value.

                  Kinds of derivatives include (but are not limited to): forward contracts, futures contracts, options and swaps. The Funds will not commit more than 5% of its assets to initial margin deposits on futures contracts and premiums on options for futures contracts (leverage). Hedging, as defined by the Commodity Exchange Act, is excluded from this 5% limit.

RISK Derivatives bear special risks by their very nature. First, the Fund Advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Then price swings of an underlying security tend to be magnified in the price swing of its derivative. If a Fund invests in a derivative with "leverage" (by borrowing), an unanticipated price move might result in the Fund losing more than its original investment.


                  For a complete discussion of the kinds of derivatives the Funds use, and of their risks, please see the Statement of Additional Information ("SAI").


                               VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS   17

--------------------------------------------------------------------------------

FUND POLICIES:
BASIC RISK MANAGEMENT RULES

1. ILLIQUID SECURITIES RULES: Worldwide Bond Fund will not invest more than 10% of its assets in illiquid securities, including repurchase agreements which mature in more than seven days and in over-the-counter foreign currency options. Worldwide Emerging Markets Fund and Worldwide Real Estate Fund will not invest more than 15% of their assets in such securities. It is a non-fundamental policy (it may be changed by the Board of Trustees) of the Worldwide Hard Assets Fund to invest in illiquid securities to the extent permitted by the SEC. This limit is currently 15% of assets.

DIRECT INVESTMENTS

FUNDS             All except Worldwide Bond Fund

DEFINITION        Investments made directly with an enterprise via a shareholder or similar agreements--not via publicly traded shares or interests. Direct investments may involve high risk of substantial loss. Such positions may be hard to sell because they are not listed on an exchange, and prices of such positions may be unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid, and will aggregate direct investments with other illiquid investments under the illiquid investing limits of each Fund.


                  The Funds do not intend to invest more than 5% of assets in direct investments, but may invest up to 10% of its assets in such investments.


EMERGING MARKETS SECURITIES

FUNDS             All

DEFINITION        Securities of companies which are primarily in developing
                  countries. (See "Foreign Securities," below, for basic information on foreign investing risks.)


RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. The recent extraordinary returns in emerging markets securities may not recur. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that only concentrate in a few industries, securities issues that are held by a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.


18       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSACTIONS

FUNDS             All

DEFINITION        The money issued by foreign governments; the contracts
                  involved in buying and selling foreign money in order to buy and sell foreign securities denominated in that money.

RISK Foreign currencies shift in value against U.S. currency. These relative price swings can make the return on an investment go up or down, entirely apart from the quality or performance of the investment itself. The Funds enter into various hedging contracts to buy and sell foreign currency, including futures contracts (see "Derivatives," above). Except for the Worldwide Bond Fund, the Funds may buy currency as an investment. Successful hedging or investing in currency requires successful predicting of currency prices, which is not always possible.

FOREIGN SECURITIES

FUNDS             All

DEFINITION        Securities issued by foreign companies, traded in foreign
                  currencies, or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different--and less revealing-- than American accounting practice. Foreign regulation of stock exchanges may be inadequate or irregular.

                  Some of these risks may be reduced when Funds invest indirectly in foreign issues via American Depositary Receipts
                  (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and securities of foreign investment funds or trusts, including passive foreign investment companies. These vehicles are traded on larger, recognized exchanges and in stronger, more recognized currencies.

2. CONCENTRATION AND DIVERSIFICATION RULES: The Funds, except Worldwide Real Estate Fund, are not allowed to buy more than 10% of any class of securities of any single issuer. That includes outstanding voting securities. The Worldwide Emerging Markets Fund may buy more than 10% of a single issuer's non-voting securities. Worldwide Emerging Markets Fund will not invest more than 25% of its assets in any single industry.

3. OTHER INVESTMENT COMPANIES: The Funds will not invest more than 10% of their assets in securities of other investment companies.


                               VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS   19

--------------------------------------------------------------------------------

                  Russia: The Funds invest only in those Russian companies whose registrars have contracted to allow the Funds' Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.

INDEXED COMMERCIAL PAPER

 FUNDS            All

 DEFINITION       These Funds, for hedging purposes only, invest in commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Funds segregate asset accounts with an equivalent amount of cash, U.S. government securities, or other highly liquid securities equal in value to this commercial paper.

 RISK Principal may be lost, but the potential for gains in principal and interest may help the Funds cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.

LOANS OF PORTFOLIO SECURITIES

FUNDS             All

DEFINITION        The Funds may lend their securities, up to one-third of the value of their portfolios, to broker/dealers. Broker/dealers must collateralize (secure) these borrowings in full with cash, U.S. Government securities, or high-quality letters of credit.

RISK If a broker/dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.

20       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------



LOW RATED DEBT SECURITIES

FUNDS             All

DEFINITION        Debt securities, foreign and domestic, rated "below investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. By definition, they involve more risk of default than do higher-rated issues.


PARTLY PAID SECURITIES


FUNDS             All


DEFINITION        Securities paid for on an installment basis. A partly paid security trades net of outstanding installment payments. The buyer "takes over payments," as it were.

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell.


                               VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS   21

--------------------------------------------------------------------------------

PRECIOUS METALS

FUNDS             Worldwide Hard Assets Fund

DEFINITION        Gold and silver in the form of bullion and coins, which have no numismatic (collectible) value. There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them. Both may cause investment losses or lost opportunities for profit. The Fund also incurs storage costs for gold bullion and coins.

REAL ESTATE SECURITIES

FUNDS             Worldwide Hard Assets Fund, Worldwide Real Estate Fund

DEFINITION        The Funds may not invest in real estate directly, but the
                  Worldwide Hard Assets Fund may invest up to 50% of assets and the Worldwide Real Estate Fund, 100% of assets in real estate investment trusts (REITs) and other real estate industry companies or companies with substantial real estate investments.


RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular. See "Real Estate Securities" in the Statement of Additional Information ("SAI").


22      VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                   INVESTMENT POLICIES AND RISKS

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

FUNDS             All

DEFINITION        In a repurchase agreement, a Fund acquires a security for a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The Funds enter into these agreements generally with member banks of the Federal Reserve
                  System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," but it is generally small.

SHORT SALES

FUNDS             All except Worldwide Bond Fund

DEFINITION        In a short sale, the Fund borrows an equity security from a broker, then sells it. If the value of the security goes down, the Fund can buy it back and return it to the broker, making a profit.

RISK If the value of the security goes up, the Fund will have to buy it back at a loss to make good the borrowing. The Fund is required to "cover" its short sales with collateral by depositing liquid high-quality securities in an account. (See the SAI for a complete definition of this account's liability.) This account cannot exceed 50% of the Fund's net assets.

WHEN-ISSUED DEBT SECURITIES

FUNDS             All

DEFINITION        Debt securities issued at a fixed price and interest rate, but delivered and paid for some time later.

RISK Principal and interest of a when-issued security may vary during the waiting period so that its value, when the Fund takes possession of it, may be different than when the Fund committed to buy it. The Funds maintain reserves of cash or high quality securities to offset purchases of when-issued securities.

                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    23

III. HOW THE FUNDS ARE MANAGED
--------------------------------------------------------------------------------

FUND MANAGEMENT, INCLUDING A DESCRIPTION OF THE ADVISER, THE PORTFOLIO MANAGERS, THE CUSTODIAN, AND THE TRANSFER AGENT. HOW THE FUNDS SELL SHARES TO INSURANCE COMPANY SEPARATE ACCOUNTS. FUND EXPENSES AND TAX TREATMENT OF THE FUNDS.

1.   MANAGEMENT OF THE FUNDS

DISTRIBUTOR

Van Eck Securities Corporation, 99 Park Avenue, NewYork, NY 10016 (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation for share sales of the Funds.In addition, the Distributor may, from time to time, pay additional cash compensation or other promotional incentives to authorized dealers or agents that sell shares of the Fund. In some instances, such cash compensation or other incentives may be offered only to certain dealers or agents who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or the other Van Eck Worldwide Insurance Funds managed by the Adviser during a specified period of time.

INVESTMENT ADVISER

Van Eck Associates Corporation, 99 Park Avenue, New York, N Y10016 (the "Adviser") serves as investment adviser to each of the Funds. Van Eck has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds registered with the SEC as well as managing and advising other accounts and pension plans.


John C. van Eck, Chairman and President of the Trust, and members of his immediate family, own 100% of the voting stock of the Adviser. As of March 31, 2000, total aggregate assets under the management of the Adviser were approximately $1.2 billion.


THE ADVISER, THE FUNDS, AND INSURANCE COMPANY SEPARATE ACCOUNTS

The Funds sell shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for those accounts. The Funds do not foresee any disadvantages to shareholders from offering the Funds to various companies. However, the Board of Trustees will monitor any potential conflicts of interest. If conflicts arise, the Board may require an insurance company to withdraw its investments in one Fund, and place them in another. This might force a Fund to sell securities at a disadvantageous price. The Board of Trustees may refuse to sell shares of a Fund to any separate accounts. It may also suspend or terminate the offering of shares of a Fund if required to do so by law or regulatory authority, or if such an action is in the best interests of Fund shareholders.

FEES PAID TO THE ADVISER

Worldwide Bond Fund and Worldwide Hard Assets Fund each pay the Adviser a monthly fee at the annual rate of 1% of the first $500 million of the average daily net assets of the Fund, .90 of 1% of the next $250 million, and .70 of the assets in excess of $750 million.

Worldwide Emerging Markets Fund and Worldwide Real Estate Fund each pay the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets. This includes the fee paid to the Adviser for accounting and administrative services.

24       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

                                                         SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS
WORLDWIDE BOND FUND:


CHARLES T. CAMERON, GREGORY F. KRENZER Mr. Cameron serves as chief trader for the Adviser, and is an officer of the Trust and of another of the Adviser's mutual funds. Mr. Cameron joined Van Eck in 1995, and has 17 years of experience in trading and investing. Mr. Krenzer serves as a research analyst for the Adviser specializing in global fixed income securities and is the co-portfolio manager of the Worldwide Bond Fund of Van Eck Worldwide Insurance Trust. He joined Van Eck in 1994 and has five years of experience in the investment business.


WORLDWIDE EMERGING MARKETS FUND:


DAVID A. SEMPLE, DAVID M. HULME Mr. Semple is an Investment Director for the Adviser and co-portfolio manager of another of the Adviser's mutual funds. He joined Van Eck in 1998 and has 10 years of experience in investing. Mr. Hulme is an Investment Director for the Adviser and co-portfolio manager of another of the Adviser's mutual funds. He joined Van Eck in 1998 and has six years of experience in investing.


WORLDWIDE HARD ASSETS FUND:


DEREK S. VAN ECK, KEVIN REID Mr. van Eck is Director of Global Investments and President of the Adviser. Mr. van Eck serves as a Trustee and officer of the Trust and a trustee, officer and/or portfolio manager of other mutual funds advised or sub-advised by the Adviser. He has 14 years of experience in investing. Mr. Reid serves as Director of Real Estate Research for the Adviser and is an officer of the Trust, as well as an officer and/or portfolio manager of other funds advised by the Adviser. Mr. Reid joined Van Eck in 1995. He has 13 years of experience in investing.


WORLDWIDE REAL ESTATE FUND:


KEVIN REID Mr. Reid serves as Director of Real Estate Research for the Adviser and is an officer of the Trust, as well as an officer and/or portfolio manager of other funds advised by the Adviser. Mr. Reid joined Van Eck in 1995. He has 13 years of experience in investing.


THE TRUST

Van Eck Worldwide Insurance Trust (the Trust) is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust started operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

THE CUSTODIAN


State Street Bank &Trust Company
225 Franklin Street
Boston, Massachusetts 02110


THE TRANSFER AGENT


Van Eck Global
99 Park Avenue
New York, New York 10016 acts as its own transfer agent.

INDEPENDENT AUDITORS


Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

COUNSEL
Goodwin, Procter & Hoar LLP
One Exchange Place
Boston, Massachusetts 02109

                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    25

--------------------------------------------------------------------------------

2. FUND EXPENSES

Each Fund bears all expenses of its own operations, other than those incurred by the Adviser or its affiliate under its Advisory Agreement with the Trust. The Adviser paid organizational expenses for the Funds at their inception; these fees are being reimbursed to the Adviser by the Funds over sixty equal monthly installments. The Adviser may, from time to time, waive the management fee and/or agree to pay some or all expenses of the Funds. This has the effect of increasing the yield and total return of the Funds.

3. TAXES

Each Fund qualifies, and intends to continue to qualify, as a "regulated investment company" under the Internal Revenue Code (the Code). As such, the Funds will not pay federal income tax to the extent that it distributes its income and capital gains.

The Code requires funds used by insurance company variable annuity and life insurance contracts to be adequately diversified, because annuities and life insurance enjoy special tax privileges. The Funds intend to invest so as to qualify for this proviso.

Tax matters for insurance contract holders are described in the Contract prospectus.

4. HOW THE FUND SHARES ARE PRICED

Shares are bought or sold at net asset value. When an order is received at a Fund before 4:00 p.m. Eastern time on any day when the New York Stock Exchange is open for business, the trade will be effective that day. When an order is received after 4:00 p.m. the trade will be effective at the net asset values which are calculated on the next business day. The Funds are only priced on days when the New York Stock Exchange is open. Several Funds have shares which trade on foreign exchanges and the net asset value of these Funds may change on days that shareholders are unable able to purchase or sell their shares.

5. SHAREHOLDER INQUIRIES

For further information about the Funds, please call or write your insurance company, or call (800) 221-2220 (in New York, (212) 687-5200), or write to the Funds at the address on the cover page.

26       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

IV. FINANCIAL HIGHLIGHTS


The financial highlights table will help you understand a Fund's financial performance for the past five years, or for a shorter period if the Fund is newer. Some parts of the table show financial results for a single Fund share. The "total return" line on the table shows the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP+ whose report, along with the Fund's financial statements, is included in the annual report incorporated by reference (available on request).


1.   VAN ECK WORLDWIDE BOND FUND


FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period


                                                                                      FOR THE
                                                    YEAR ENDED DEC. 31,             EIGHT MONTHS           YEAR ENDED
                                                                                    ENDED DEC. 31           APR. 30,
                                           1999           1998           1997           1996           1996           1995
                                           ----           ----           ----           ----           ----           ----
NET ASSET VALUE,
BEGINNING OF PERIOD                       $12.28         $10.99         $11.10         $10.88         $11.46         $10.05
-----------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                       0.61           0.57           0.48           0.36           0.58           0.68*
Net Gains (Loss) on
  Investments (both realized
    and unrealized)                        (1.52)          0.82          (0.23)          0.17          (0.34)          0.77
-----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations           (0.91)          1.39           0.25           0.53           0.24           1.45
-----------------------------------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from Net
  Investment Income                        (0.47)         (0.10)         (0.36)         (0.31)         (0.82)         (0.04)
Distributions from
  Capital Gains                            (0.21)            --             --             --             --             --

-----------------------------------------------------------------------------------------------------------------------------
Total Dividends and Distributions          (0.68)         (0.10)         (0.36)         (0.31)         (0.82)         (0.04)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD                           $10.69         $12.28         $10.99         $11.10         $10.88         $11.46
-----------------------------------------------------------------------------------------------------------------------------
Total Return (a)                           (7.82%)        12.75%          2.38%          4.98%          2.07%         14.51%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
  Net Assets, End of Period (000)        $84,875       $119,283       $112,461       $118,676       $107,541       $113,466
  Ratios of Gross Expenses
    to Average Net Assets                   1.22%          1.15%          1.12%          1.17% (b)      1.10%          0.99%
  Ratio of Net Expenses
    to Average Net Assets                   1.22%          1.15%          1.12%          1.16% (b)      1.08%          0.98%
  Ratio of Net Investment Income
    to Average Net Assets                   4.92%          4.72%          4.31%          4.99% (b)      5.26%          6.24%
  Portfolio Turnover Rate                  46.84%         30.59%        135.36%         73.95%        208.05%        265.87%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total return for periods of less than one year is not annualized.
(b)  Annualized.
*    Based on average shares outstanding.
+ Ernst & Young LLP are auditors for the Fund for the year ended December 31, 1999; PricewaterhouseCoopers LLP were auditors for the Fund for 1998, 1997, 1996 and 1995.


                               VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS   27

The financial highlights table will help you understand a Fund's financial performance for the past five years, or for a shorter period if the Fund is newer. Some parts of the table show financial results for a single Fund share. The "total return" line on the table shows the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP+ whose report, along with the Fund's financial statements, is included in the annual report incorporated by reference (available on request).


2.   VAN ECK WORLDWIDE EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period


                                                                                    FOR THE      FOR THE PERIOD
                                                    YEAR ENDED DEC. 31,           EIGHT MONTHS  DEC. 21, 1995(a)
                                                                                  ENDED DEC. 31      APR. 30,
                                         1999           1998           1997           1996            1996
                                         ----           ----           ----           ----            ----
  NET ASSET VALUE,
    Beginning of Period                  $7.12         $11.00         $12.49         $10.95          $10.00
----------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                   0.10 (b)       0.09           0.14           0.01(b)         0.07(b)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized)        7.04          (3.80)         (1.58)          1.59            0.88
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations        7.14          (3.71)         (1.44)          1.60            0.95
----------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from Net
    Investment Income                       --          (0.09)         (0.05)         (0.06)             --
  Distributions from Realized
    Capital Gains                           --          (0.08)            --             --              --
----------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions         --          (0.17)         (0.05)         (0.06)             --
----------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE,
    End of Period                       $14.26          $7.12         $11.00         $12.49          $10.95
----------------------------------------------------------------------------------------------------------------
  Total Return (c)                      100.28%        (34.15%)       (11.61%)        14.66%           9.50%
----------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTARY DATA
  Net Assets, End of Period (000)     $243,516        $54,513        $92,433        $15,355            $597
  Ratios of Gross Expenses
    to Average Net Assets                 1.54%          1.61%          1.34%          2.64%(d)        2.06%(d)
  Ratio of Net Expenses (excluding
    interest expense)
    to Average Net Assets                 1.34%          1.50%          0.00%          0.00%(d)        0.00%(d)
  Ratio of Net Investment Income
    to Average Net Assets                 0.80%          1.02%          0.91%          0.74%(d)        1.89%(d)
  Portfolio Turnover Rate               143.03%        117.16%        142.39%          29.53%         45.89%

(a)  Commencement of operations.
(b)  Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total returns for periods of less than one year is not annualized.
(d)  Annualized.
+ Ernst & Young LLP are auditors for the Fund for the year ended December 31, 1999; PricewaterhouseCoopers LLP were auditors for the Fund for 1998, 1997, 1996 and 1995.


28       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

The financial highlights table will help you understand a Fund's financial performance for the past five years, or for a shorter period if the Fund is newer. Some parts of the table show financial results for a single Fund share. The "total return" line on the table shows the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP+ whose report, along with the Fund's financial statements, is included in the annual report incorporated by reference (available on request).



3.   VAN ECK WORLDWIDE HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period


                                                                               FOR THE
                                                   YEAR ENDED DEC. 31,       EIGHT MONTHS            YEAR ENDED
                                                                             ENDED DEC. 31            APR. 30,
                                              1999         1998       1997      1996        1996        1995
                                              ----         ----       ----      ----        ----        ----
  NET ASSET VALUE,
    BEGINNING OF PERIOD                       $9.20       $15.72     $16.72    $16.92       $13.49      $13.11
---------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                        0.15         0.21       0.09      0.02         0.12        0.08
  Net Gain (Loss) on
    Investments (both Realized
      and Unrealized)                          1.75        (4.43)     (0.36)     0.09         3.44        0.37
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations             1.90        (4.22)     (0.27)     0.11         3.56        0.45
---------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from Net
    Investment Income                         (0.14)       (0.09)     (0.31)    (0.16)       (0.13)      (0.07)
  Distributions from Realized
    Capital Gains                                --        (2.21)     (0.42)    (0.15)          --          --
---------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions           (0.14)       (2.30)     (0.73)    (0.31)       (0.13)      (0.07)
---------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE,
    END OF PERIOD                            $10.96        $9.20     $15.72    $16.72       $16.92      $13.49
---------------------------------------------------------------------------------------------------------------
  Total Return (a)                            21.00%      (30.93%)    (1.67%)    0.60%       26.66%       3.43%
---------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTARY DATA
  Net Assets, End of Period (000)           $98,911      $85,813   $155,933  $167,417     $186,370    $127,320
  Ratio of Gross Expenses
    to Average Net Assets                      1.26%        1.20%      1.18%     1.24%*       1.08%         --
  Ratio of Net Expenses
    to Average Net Assets                      1.26%        1.16%      1.17%     1.23%*       1.08%(b)    0.96%
  Ratio of Net Investment Income
    to Average Net Assets                      1.39%        1.64%      0.64%     0.10%*       0.81%       0.71%
  Portfolio Turnover Rate                    199.43%      153.25%    102.82%    46.14%       26.37%      23.30%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total returns for periods of less than one year is not annualized.

(b)  The ratio was not impacted by the directed brokerage arrangement.

*    Annualized.

+ Ernst & Young LLP are auditors for the Fund for the year ended December 31, 1999; PricewaterhouseCoopers LLP were auditors for the Fund for 1998, 1997, 1996 and 1995.

                              VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS    29

The financial highlights table will help you understand a Fund's financial performance for the past five years, or for a shorter period if the Fund is newer. Some parts of the table show financial results for a single Fund share. The "total return" line on the table shows the rate an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP+ whose report, along with the Fund's financial statements, is included in the annual report incorporated by reference (available on request).


4.   VAN ECK WORLDWIDE REAL ESTATE FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period


                                                                                                FOR THE PERIOD
                                                              YEAR ENDED DEC. 31,             JUN. 23, 1997 (a)-
                                                                                                   DEC. 31,
                                                             1999             1998                    1997
                                                             ----             ----                    ----
  NET ASSET VALUE,
    BEGINNING OF PERIOD                                     $9.54           $11.96                   $10.00
-------------------------------------------------------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                      0.25             0.22                     0.18
  Net Gain (Loss) on
    Investments (both Realized and Unrealized)              (0.44)           (1.45)                    1.78
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                          (0.19)           (1.23)                    1.96
-------------------------------------------------------------------------------------------------------------------
  LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from Net
    Investment Income                                       (0.20)           (0.19)                      --
  Distributions from Realized
    Capital Gains                                              --            (1.00)                      --
-------------------------------------------------------------------------------------------------------------------
  Total Dividends and Distributions                         (0.20)           (1.19)                      --
-------------------------------------------------------------------------------------------------------------------
  NET ASSET VALUE,
    End of Period                                           $9.15            $9.54                   $11.96
-------------------------------------------------------------------------------------------------------------------
  Total Return (b)                                          (2.01%)         (11.35%)                  19.60%
-------------------------------------------------------------------------------------------------------------------
  RATIOS/SUPPLEMENTARY DATA
  Net Assets, End of Period (000)                          $3,166           $1,906                     $844
  Ratios of Gross Expenses
    to Average Net Assets                                    3.23%            5.32%                    4.92% (c)
  Ratio of Net Expenses
    to Average Net Assets                                    1.44%            0.89%                    0.00%
  Ratio of Net Investment Income
    to Average Net Assets                                    3.33%            3.33%                    3.62% (c)
  Portfolio Turnover Rate                                     172%             107%                     123%

(a)  Commencement of operations.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. Total returns for periods of less than one year is not annualized.

(c)  Annualized

+ Ernst & Young LLP are auditors for the Fund for the year ended December 31, 1999; PricewaterhouseCoopers LLP were auditors for the Fund for 1998, 1997, 1996 and 1995.


30       VAN ECK WORLDWIDE INSURANCE TRUST PROSPECTUS

--------------------------------------------------------------------------------




                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.

--------------------------------------------------------------------------------




                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.

--------------------------------------------------------------------------------




                             THIS PAGE INTENTIONALLY
                                   LEFT BLANK.

                        VAN ECK WORLDWIDE INSURANCE TRUST
                      99 PARK AVENUE, NEW YORK, N.Y. 10016
                                 (212) 687-5200

     Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of four separate series: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (the "Funds"). Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts"). Each Fund has specific investment objectives.

                                TABLE OF CONTENTS

General Information .......................................................    1
Investment Objectives and Policies ........................................    1
Risk Factors ..............................................................    5
   Asset-Backed Securities ................................................    5
   Borrowing ..............................................................    5
   Collateralized Mortgage Obligation .....................................    5
   Foreign Securities .....................................................    5
   Emerging Markets Securities ............................................    7
   Foreign Currency Transactions ..........................................    7
   Futures and Options Transactions .......................................    9
   Repurchase Agreements ..................................................   10
   Mortgage-Backed Securities .............................................   10
   Real Estate Securities .................................................   10
   Commercial Paper .......................................................   11
   Debt Securities ........................................................   11
   Currency Swaps .........................................................   12
   Derivatives ............................................................   12
   Short Sales ............................................................   13
   Direct Investments .....................................................   13
   Loans on Portfolio Securities ..........................................   13
   Precious Metals ........................................................   14
Investment Restrictions ...................................................   14
Investment Advisory Services ..............................................   16
The Distributor ...........................................................   17
Portfolio Transactions and Brokerage ......................................   17
Trustees and Officers .....................................................   19
Principal Shareholders ....................................................   22
Purchase of Shares ........................................................   22
Valuation of Shares .......................................................   23
Taxes .....................................................................   23
Redemptions in Kind .......................................................   24
Performance ...............................................................   24
Description of the Trust ..................................................   25
Additional Information ....................................................   26
Financial Statements ......................................................   26
Appendix ..................................................................   27

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's current Prospectus, dated May 1, 2000 (the "Prospectus"), which is available at no charge upon written or telephone request to the Trust at the address or telephone number set forth at the top of this page.


           Shareholders are advised to read and retain this Statement of Additional Information for future reference

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2000

                               GENERAL INFORMATION

     Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987 as Van Eck Variable Insurance Products Trust. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently four series of the Trust: Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund (the "Funds"). Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act").

                       INVESTMENT OBJECTIVES AND POLICIES

WORLDWIDE BOND FUND

     Worldwide Bond Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

     During normal market conditions, the Fund expects to invest in debt securities, such as obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, or by a supranational organization chartered to promote economic development such as the World Bank or European Economic Community, bonds, debentures, notes, commercial paper, time deposits, certificates of deposit and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities, consisting of obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the "full faith and credit" of the United States. In addition to direct obligations of the U.S. Treasury such as Treasury bonds, notes and bills, these include securities issued or guaranteed by different agencies such as the Federal Housing Administration, the Government National Mortgage Association and the Small Business Association.

     The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. The Adviser expects the average maturity to be between three and ten years. There is no limit on the amount the Fund may invest in any one country or in securities denominated in the currency of any one country. Normally the Fund will invest in three countries besides the United States.

     Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return. Normally, the Fund will have at least 65% of its total assets invested in bonds of varying maturities.

     The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies.

     In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

     The Fund may invest in "when-issued" securities and collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

     In addition, the Fund may invest solely in the securities of one country such as the United States when economic conditions warrants, such as an extreme undervaluation of the currency and exceptionally high returns of that country's currency relative to other currencies. During periods of less favorable economic and/or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.

WORLDWIDE EMERGING MARKETS FUND

     Worldwide Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

     Under normal conditions, at least 65% of the Fund's total assets will be invested in Emerging Country and emerging market equity securities. An "emerging market" or "Emerging Country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging Countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered Emerging Countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

     The Fund considers emerging market securities to include securities which are (i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in Emerging Countries or from sales made in Emerging Countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an Emerging Country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

     The Fund may invest indirectly in emerging markets by investing in other investment companies due to restrictions on direct investment by foreign entities in certain emerging market countries. Such investments may involve the payment of premiums above the net asset value of the companies' portfolio securities; are subject to limitations under the Act and the Internal Revenue code; are constrained by market availability; and would have the Fund bearing its ratable share of that investment company's expenses, including its advisory and administration fees. The Fund's investment adviser has agreed to waive its management fee with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to any investments in shares of closed-end investment companies.

     Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

     The Adviser expects that the Fund will normally invest in at least three different countries. The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.

     The Fund may invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and additional risks that are described below.

     The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S&P; Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high quality as determined by the Adviser.


WORLDWIDE HARD ASSETS FUND

     The Worldwide Hard Assets Fund seeks long-term capital appreciation by investing primarily in "hard asset securities." Income is a secondary consideration.

     The Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Assets Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Therefore, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. Some of these risks include: volatility of energy and basic materials prices; possible instability of the supply of various Hard Assets; the risks generally associated with extraction of natural resources; actions and changes in government which could affect the production and marketing of Hard Assets; and greater price fluctuations that may be experienced by Hard Asset Securities than the underlying Hard Asset. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. Hard Asset Securities are affected by many factors, including movement in the stock market. Inflation may cause a decline in the market, including Hard Asset Securities. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.


     The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities.


     High grade debt securities are those that are rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by Duff and Phelps ("D&P") or if unrated, of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser, subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.


     The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed secu-rities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. The Fund may purchase and sell financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

     The Fund may also invest in "when-issued" securities and "partly paid" securities. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's and S&P relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category. Although the Fund will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. REITs are pooled investment vehicles whose assets generally consist primarily of interest in real estate and real estate loans. REITs and other real estate investments of the Fund are subject to certain risks. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.


     The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to underlying Hard Assets are excluded from the 10% limitation.


WORLDWIDE REAL ESTATE FUND

     Worldwide Real Estate Fund seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.


     The Fund will, under normal conditions, invest at least 65% (and at times nearly all) of its total assets in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets ("Real Estate Companies"). Equity securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks, preferred shares and real estate investment trusts ("REITs"), American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs), Global Depositary Receipts
(GDRs), equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities are considered to be equity securities. These securities may be listed on securities exchanges or traded over-the-counter. A Real Estate Company is one that has at least 50% of its assets in, or derives at least 50% of its revenues or net profits from, the ownership, construction, financing, management or sale of residential, commercial, industrial or hospital real estate. Real Estate Companies may include, among others: equity REITs, mortgage REITs, hybrid REITs, hotel companies, real estate brokers or developers, and companies which own significant real estate assets.

     REIT assets generally consist primarily of interest in real estate and real estate loans. REITs are often classified as equity, mortgage or hybrids. An equity REIT owns interests in property and realizes income from rents and gain or loss from the sale of real estate interest. A mortgage REIT invests in real estate mortgage loans and realizes income from interests payments on the loans. A hybrid REIT invests in both equity and debt. An equity REIT may be an operating or financing company. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.


     The Fund may invest up to 35% of its assets in debt securities of Real Estate Companies and in equity and debt securities of non-Real Estate Companies, which may include issuers whose products and services are related to the real estate industry or which own real estate assets.

     The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the

Trust. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's; A-1 or better by S&P; Fitch-1 by Fitch; Duff-1 by D&P, or if unrated, will be of comparable high quality as determined by the Adviser.

     The Fund may invest more then 25% of its total assets in any one sector of the real estate industry or any real estate related industry. Because the Fund concentrates in a single industry, an investment in the Fund can be expected to be more volatile than an investment in funds that invest in many industries. Risk associated with investment in securities of companies in the real estate industry include: declines in the value of the real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning and other laws, casualty or condemnation losses, variations or limitations in rental income, changes in neighborhood values, the appeal of properties to tenants, governmental actions, the ability of borrowers and tenants to make loan payments to rents, and increase in interest rates. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. They are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and failing to maintain exemption from the Act.


     The Fund may also invest in derivatives. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps, indexed securities, currency exchange contracts and other similar securities as may be available in the market. The Fund may also invest up to 10% of its total assets in direct investments. For more information, see "Risk Factors - Direct Investments."

                                  RISK FACTORS

ASSET-BACKED SECURITIES


     The Funds may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.


BORROWING

     The Funds may borrow up to 30% of the value of its net assets to increase their holding of portfolio securities. Under the Act, each Fund is required to maintain continuous asset coverage of 300% with respect to these borrowings and to sell (within three days) sufficient portfolio holdings to restore this asset coverage if it should decline to less than 300% even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that any borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.


COLLATERALIZED MORTGAGE OBLIGATIONS

     The Funds may invest in collateralized mortgage obligations ("CMOs"). CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the Act.

FOREIGN SECURITIES

     Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange ("NYSE"), and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees which could reduce the yield on such securities, although a shareholder of a Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund.


     The Funds may invest in South Africa issuers. Political and social conditions in South Africa and its neighboring countries, as well as changes in United States or South Africa laws or regulations, may pose certain risks to the Funds' investments, and, under certain conditions, on the liquidity of the Funds' portfolios and their ability to meet shareholder redemption requests. Worldwide Emerging Markets Fund may invest in Russian issuers. Settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability. Furthermore, share registration is carried out either by the issuer or registrars located throughout Russia, which are not necessarily subject to effective government supervision. To reasonably ensure that its ownership interest continues to be appropriately recorded, the Fund will invest only in those Russian companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective. This limitation may prevent the Fund from investing in the securities of certain Russian issuers otherwise deemed suitable by the Fund's investment adviser.


     In addition to investing directly in the securities of United States and foreign issuers, the Funds may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies).

     Investments may be made from time to time by Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund in companies in developing countries as well as in developed countries. Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.


     The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain developing countries do not have comprehensive systems of law. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments in these countries typically involve greater potential for gain or loss than investments in securities of issuers in developed markets.

     The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy regarding illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

     Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

     Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

     Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

     Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

EMERGING MARKETS SECURITIES


     Investments of the Funds may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries is subject to highly volatile returns, involves exposure to potentially unstable governments, the risk of nationalization of businesses, restrictions on foreign ownership, prohibitions on repatriation of assets and a system of laws that may offer less protection of property rights. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.


FOREIGN CURRENCY TRANSACTIONS

     Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds, with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

     A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

     The Adviser will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash or U.S. Government securities or debt or equity securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

     It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     Changes in currency exchange rates may affect the Funds' net asset value and performance. There can be no assurance that the Funds' investment adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives and enter into hedging transactions to attempt to moderate the effect of currency fluctuations. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. This may reduce a Fund's losses on a security when a foreign currency's value changes. Hedging against a change in the value of a foreign currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the other currency. Last, when the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

     The Fund will enter into forward contracts to duplicate a cash market transaction. Worldwide Bond Fund will not purchase or sell foreign currency as an investment. Worldwide Emerging Markets Fund, Worldwide Hard Asset Fund and Worldwide Real Estate Fund may enter into currency swaps. See also "Foreign Currency Transactions" and "Futures and Options Transactions".


     In those situations where foreign currency options of futures contracts, or options on futures contracts may not be readily purchased (or where they may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option, or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the investment adviser's belief that there exists a significant correlation between the exchange rate movements of the two currencies. However, there can be no assurances that the exchange rate or the primary and secondary currencies will move as anticipated or that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.


     If the Funds retain the portfolio security and engage in an offsetting transaction, the Funds will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

FUTURES AND OPTIONS TRANSACTIONS


     The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. Worldwide Hard Assets Fund may also buy and sell commodities futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

     A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts, except that margin deposits for futures positions entered into for bona fide hedging purposes, as that term is defined in the Commodity Exchange Act, are excluded from the 5% limitation. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin", to cover any additional obligations it may have under the contract. In addition, cash or high quality securities equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract.


     Worldwide Hard Assets Fund may invest in commodity futures contracts and in options on commodity futures contracts, which involves numerous risks such as leverage, high volatility illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the underlying commodities. If the Fund were required to take delivery of a commodity, it would be deemed illiquid and the Fund would bear the cost of storage and might incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus Worldwide Hard Assets Fund could be prevented from liquidating its position and thus be subject to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors-Foreign Securities".


     The Funds may also invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options.

     The Funds' use of financial futures contracts and options on such futures contracts, and Worldwide Hard Assets Fund and Worldwide Real Estate Fund's use of commodity futures contracts and options on such futures contracts may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the developing countries are not as developed as those in the United States, these financial investments may not be available to the Funds and the Funds, may be unable to hedge certain risks.


     The use of financial futures and/or commodity futures contracts and options on such futures contracts as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Funds may incur a loss on their investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

     It is the policy of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of these requirements is that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contracts transactions may be materially limited by this test.


     The Funds may write, purchase or sell covered call or put options. Any options transaction involves the writer of the option, upon receipt of a premium, giving the right to sell (call option) or buy (put option) an underlying asset at an agreed-upon exercise price. The holder of the option has the right to purchase (call option) or sell (put option) the underlying assets at the exercise price. If the option is not exercised or sold, it becomes worthless at its expiration date and the premium payment is lost to the option holder. As the writer of an option, the Fund keeps the premium whether or not the option is exercised. When a Fund sells a covered call option, which is a call option with respect to which the Fund owns the underlying asset, the Fund may lose the opportunity to realize appreciation in the market price of the underlying asset or may have to hold the underlying asset, which might otherwise have been sold to protect against depreciation. A covered put option written by the Fund exposes it during the term of the option to a decline in the price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or liquid equity or debt securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

     The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, and are generally considered illiquid securities.


REPURCHASE AGREEMENTS

     A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

MORTGAGE-BACKED SECURITIES

     The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES


     Although Worldwide Hard Assets Fund will not invest in real estate directly, the Fund may invest up to 50% of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. Worldwide Hard Assets Fund and Worldwide Real Estate Fund are therefore subject to certain risks associated with ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from environmental problems; casualty or con-demnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.


     REITs are pooled investment vehicles whose assets consist primarily of interest in real estate and real estate loans. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs own interest in property and realize income from the rents and gain or loss from the sale of real estate interests. Mortgage REITs invest in real estate mortgage loans and realize income from interest payments on the loans. Hybrid REITs invest in both equity and debt. Equity REITs may be operating or financing companies. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

     REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

COMMERCIAL PAPER


     The Funds may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission has been considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.


DEBT SECURITIES


     The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates, the financial condition of each issuer and the value of a Hard Asset if linked to the value of a Hard Asset. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

     New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain, in a segregated account with their Custodian, an amount of cash or high quality securities equal (on a daily marked-to-market-basis) to the amount of its commitment to purchase the when-issued securities.


     The Fund may also invest in low rated or unrated debt securities. Low rated debt securities present a significantly greater risk of default than do higher rated securities, in times of poor business or economic conditions, the Funds may lose interest and/or principal on such securities.

DERIVATIVES


     To protect against anticipated declines in the value of the Funds' investment holdings, the Funds may use options, forward and futures contracts, swaps and structured notes (Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund), and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Funds' investment adviser deems it desirable to hold for tax or other considerations or for investment reasons. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.


     The Funds may also use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions (covered by segregation of liquid assets) or implementing "cross-hedging" strategies. A "synthetic position" is the duplication of cash market transaction when deemed advantageous by the Funds' adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or may incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.


     When the Funds intend to acquire securities (or gold bullion or coins in the case of Worldwide Hard Assets Fund) for the portfolios, they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security, and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.


CURRENCY SWAPS

     Except for Worldwide Bond Fund, the Funds may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currency. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Worldwide Hard Assets may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of one Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Funds' investment adviser is incorrect in its forecast of market values and currency exchange rates and/or Hard Assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.


SHORT SALES

     Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may make short sales of equity securities. The Funds will establish a segregated account with respect to their short sales and maintain in the account cash not available for investment or US Government securities or other liquid, high-quality securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, US Government securities or other liquid, high-quality securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets.

DIRECT INVESTMENTS

     Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case, the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.


     Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases, the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations, or is affiliated with an organization that is engaged in similar operations.


     Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. Direct investments can be difficult to price and will be valued at fair value as determined in good faith by the Board of Trustees. The pricing of direct investments may not be reflective of the price at which these assets could be liquidated.

LOANS ON PORTFOLIO SECURITIES


     The Funds may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of their total assets. These loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Funds might experience a loss if the borrowing broker-dealer breaches its agreement with the Funds.

PRECIOUS METALS


     Precious metals trading is a speculative activity, and its markets at times volatile. There may be sharp fluctuations in prices, even during periods of rising prices. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Under current U.S. tax law, the Funds may not receive more than 10% of its yearly income from gains resulting from the sale of precious metals or any other physical commodity. The Funds may be required, therefore, to hold precious metals or sell them at a loss, or to sell portfolio securities at a gain, when they would not otherwise do so for investment reasons. The Funds incur additional costs in storing gold bullion and coins, which are generally higher than custodian costs for securities.


                             INVESTMENT RESTRICTIONS

     The following restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. Such majority is defined by the 1940 Act as the vote of the lesser of
(i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or
(ii) more than 50% of a Fund's outstanding shares.


         Each of the Funds may not:

     1. Purchase or sell real estate, although the Funds may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

     2. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that the Worldwide Emerging Markets Fund may, for hedging and other purposes, and the Worldwide Hard Assets Fund, Worldwide Bond Fund and Worldwide Real Estate Fund may, for hedging purposes only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. The Worldwide Hard Assets Fund and Worldwide Real Estate Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes (except that with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation). In addition, Worldwide Hard Assets Fund and Worldwide Real Estate Fund may invest in gold bullion and coins.

     3. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness (such as structured notes, indexed securities and swaps with respect to Worldwide Hard Assets Fund and Worldwide Real Estate Fund) and (ii) repurchase agreements. The Funds may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

     4. As to 75% of the total assets of the Worldwide Hard Assets Fund and Worldwide Emerging Markets Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or
         (ii) with respect to the Worldwide Hard Assets Fund, more than 10% of the outstanding securities of any class of such issuer would be held by a Fund; and in the case of Worldwide Emerging Markets Fund more than 10% of the outstanding voting securities of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Worldwide Bond Fund and Worldwide Real Estate Fund.

     5. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

     6. Borrow money, except that each of the Funds may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities.

     7. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin; (iv) commodity futures contracts purchased on margin (Worldwide Hard Assets Fund); and (v) foreign currency swaps (Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate
         Fund).

     8. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     9.  Make investments for the purpose of exercising control or management.

    10. Invest in real estate limited partnerships (except Worldwide Real Estate Fund) or in oil, gas or other mineral leases.

     The following policies have been adopted by the Board of Trustees with respect to each Fund and may be changed without shareholder approval.

         A Fund may not:

    11. Exclusive of Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, purchase securities of other open-end investment companies, except as part of a merger, consolidation, reorganization or acquisition of assets; (i) purchase more than 3% of the total outstanding voting stock of any investment company, (ii) invest more than 5% of any of the Fund's total assets in securities of any one investment company, or (iii) invest more than 10% of such value in investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

    12. Invest in securities which are (i) subject to legal or contractual restrictions on resale ("restricted securities"), or in securities for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security, if as a result, more than 10% of its total net assets would be invested in such securities, except that Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund will not invest more than 15% of the value of their total net assets in such securities, and; (ii) with respect to Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of its total net assets would be invested in such securities.

    13. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide Emerging Markets Fund, and Worldwide Real Estate Fund).

    14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may purchase or sell puts and calls on foreign currencies and on securities as described under "Futures and Options Transactions" herein and in the Prospectus and that these Funds may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Worldwide Hard Assets Fund and Worldwide Real Estate Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon, and on commodity futures contracts on gold or other natural resources or an index thereon.

    15. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs.

    16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges or more than 2% of the value of the assets of a Fund (except Worldwide Emerging Markets Fund and Worldwide Real Estate Fund) in warrants which are not listed. Warrants acquired in units or attached to securities are not included in this restriction.

    17. Mortgage, pledge or otherwise encumber its assets except to secure borrowings effected within the limitations set forth in restriction
         (6).

    18. Except for Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, make short sales of securities, except that the Worldwide Bond Fund may engage in the transactions specified in restrictions (1), (2) and (14).

    19. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions, and may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (6).

    20. Participate on a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

    21. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser beneficially owns more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                          INVESTMENT ADVISORY SERVICES

     The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of August 30, 1989. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held. The Adviser, which has been an investment adviser since 1955, also acts as investment adviser or sub-investment adviser to other mutual funds registered with the SEC under the Act, and manages or advises managers of portfolios of pension plans and others.

     The Adviser or its affiliates provide the Funds with office space, facilities and simple business equipment and provide the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreements, the Adviser or its affiliates compensate all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

     The Advisory Agreements provide that they shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated on 60 days' written notice by either party and will terminate automatically if they are assigned within the meaning of the 1940 Act. The Advisory Agreements for each of the Funds were last reapproved by the Board of Trustees on April 21, 1999.

     The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the employees of the Adviser or its affiliate in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.


     The management fee for each of Worldwide Bond Fund and Worldwide Hard Assets Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% in excess of $750 million, which includes the fee paid to the Adviser for accounting and administrative services. The management fee for Worldwide Emerging Markets Fund and Worldwide Real Estate Fund are computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

     For the full year ended December 31, 1997, 1998, and 1999, the Adviser earned fees with respect to Worldwide Bond Fund of $1,117,119, $1,180,505 and $998,553, respectively. The Adviser earned fees for the same period with respect to Worldwide Hard Assets Fund of $1,736,208, $1,185,714 and $1,006,500,
respectively. There were no fee waivers or expense reimbursements with respect to these two Funds for this period. For the year ended December 31, 1997, December 31, 1998, and December 31, 1999, the Adviser earned fees for Worldwide Emerging Markets Fund in the amount of $1,062,413, $683,102 and $1,172,736, respectively. In addition, during the period 1997 and 1998, the Adviser assumed the operating expenses of Worldwide Emerging Markets Fund. Commencing January 11, 1997 through February 3, 1997, the Adviser waived and assumed all fees and expenses, to the extent they exceeded 1% of Worldwide Emerging Markets Fund's average daily net assets. From February 4 to December 31, 1997, the Adviser agreed to limit all expenses to 1.5% of the average daily net assets. For the year ended December 31, 1997, the Adviser waived expenses in the amount of $18,137. The Adviser of Worldwide Real Estate Fund waived advisory fees from the date of the Fund's commencement of operations (June 23, 1997) to February 28, 1998; in addition, during the same time period, the Adviser assumed the operating expenses of Worldwide Real Estate Fund. From March 1, 1998 to December 31, 1999, the Adviser agreed to limit all expenses to 1% of average daily net assets. For the year ended December 31, 1998, and December 31, 1999, the Adviser earned fees with respect to Worldwide Real Estate Fund of $12,340 and 23,366 respectively.


     Under the Advisory Agreements, the Adviser is responsible for determining the net asset value per share and maintaining the accounting records of the Funds. For these services, the agreements provide for reimbursement to the Adviser.

     Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust.

                                 THE DISTRIBUTOR


     Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation. The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds. The Distribution Agreements for each of the Funds were last reapproved by action of the Trustees on April 21, 1999.


     The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, and the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g., securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

     In purchasing and selling the Funds' portfolio investments, it is the Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction, the nature and character of the markets for the security or asset to be purchased or sold, the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm, the broker-dealer's execution services rendered on a continuing basis, and the reasonableness of any commissions.

     The Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services, a commission that is in excess of the commission another broker-dealer would have received for executing the transaction, if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Any such research and other information provided by brokers to the Adviser is considered to be in addition to and not in lieu of services required to be performed by the Adviser under its Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's affiliates. In addition the Funds occasionally direct the Adviser to direct brokerage to certain brokers with which they have directed brokerage arrangements.

     The Trustees periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds. The Trustees also review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

     Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities, and the then-availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

     While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The portfolio turnover rates of all the Funds may vary greatly from year to year.

     Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund anticipate that their annual portfolio turnover rates will not exceed 100%. For the years ended December 31 1997, December 31, 1998 and December 31, 1999, the portfolio turnover rates for Worldwide Emerging Markets Fund were 142.39%,* 117.16%* and 143.03%* respectively. For the year ended December 31, 1997, December 31, 1998 and December 31, 1999, the portfolio turnover rates for Worldwide Hard Assets Fund were 102.82%,* 153.25%* and 199.43%,* respectively.

     The annual portfolio turnover rate of the Worldwide Bond Fund and Worldwide Real Estate Fund may exceed 100%. For the year ended December 31, 1997, December 31, 1998 and December 31, 1999, the portfolio turnover rates for Worldwide Bond

----------
* The portfolio turnover rate normally does not exceed 100%. Extraordinary volatile conditions do, however, occasionally require high levels of turnover in order to preserve capital. These conditions were in evidence during the third and fourth quarters of 1997 while the Asian markets were in crisis. This crisis resulted in high levels of volatility throughout global emerging markets. The high level of turnover reflected a switch to more defensive issues with the goal of preserving shareholder capital. It is not anticipated that future years will show a repeat of this level of volatility or turnover.

     Fund were 135.36%, 30.59% and 46.84%, respectively, and the Adviser anticipates the turnover rate for the current fiscal year will also exceed 100%. For the period from June 23 to December 31, 1997, December 31, 1998 and December 31, 1999, the portfolio turnover rate of Worldwide Real Estate Fund was 123%, 107% and 172% respectively. Due to the high rate of turnover, the Fund will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate, though commissions are not generally charged in fixed-income transactions. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

     The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. For the fiscal period or year ended December 31, 1997, Worldwide Real Estate Fund paid $4,317, Worldwide Emerging Markets Fund paid $1,000,327 and Worldwide Hard Assets Fund paid $663,946 in brokerage commissions. For the fiscal year or period ended December 31, 1998, Worldwide Hard Assets Fund paid $889,272, Worldwide Emerging Markets Fund paid $681,222, and Worldwide Real Estate Fund paid $8,836. For the fiscal year ended December 31, 1999, Worldwide Hard Assets Fund paid $1,025,381, Worldwide Real Estate Fund paid $25,765, and Worldwide Emerging Markets Fund paid $1,621,471 in brokerage commissions.

     For the fiscal year or period ended December 31, 1998, Worldwide Hard Assets Fund paid $137,867.48, Worldwide Real Estate Fund paid $1,222.50, and Worldwide Emerging Markets Fund paid $45,247.46 in commissions to broker-dealers providing research and other services, representing 15.5%, 13.8% and 6.6%, respectively, of total commissions paid by such Funds. For the year ended December 31, 1999, Worldwide Hard Assets Fund paid $802,140, Worldwide Real Estate Fund paid $14,711 and Worldwide Emerging Markets Fund paid $1,572,974 in commissions to broker dealers, providing research and other services representing 78%, 57% and 97% respectively of sold commissions.

                              TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their address, position with the Trust, age and principal occupations during the past five years are set forth below.

TRUSTEES OF THE TRUST:

@*JOHN C. van ECK, C.F.A. (84)--Chairman of the Board and President
     ----------
     575 Park Avenue, New York, New York 10021; Chairman of the Board and President of another investment company advised by the Adviser; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).

@#JEREMY H. BIGGS (64)--Trustee
     ----------
     1220 Park Avenue, New York, New York 10128; Trustee of another investment company advised by the Adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc.; Chairman of Davis Funds Group (mutual fund management company); Treasurer and Director of the Royal Oak Foundation (the UK National Trust); Director and former chairman of the Union Settlement Association (the community service organization); First Vice President, Trustee and Chairman of the Finance Committee of Saint James School, St. James, Maryland; Former Director, International Investors Incorporated (1990-1991).

#+RICHARD C. COWELL (72)--Trustee
     ----------
     240 El Vedado Way, Palm Beach, Florida 33480; Trustee of another investment company advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Former Director, Compo Industries, Inc. (machinery manufacturer); Former Director, International Investors Incorporated (1957-1991); Former Director (1978-1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983), Duncan Gold Resources Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of Executive Committee (1974-1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-1982), Western World Insurance Co.

@PHILIP D. DEFEO (54)--Trustee
     ----------
     99 Park Avenue, New York, NY 10016; Trustee of another investment company advised by the Adviser; Former President, Chief Executive Officer and Director of Van Eck Associates Corporation (invest-ment adviser) and Van Eck Securities Corporation (broker-dealer) (September 1996 to September
     1998); Former Executive Vice President and Director of Marketing and Customer Services (June 1994 - August 1996), Cedel International (finance and settlements); Former Managing Director (July 1992 - April 1994); Lehman Brothers (investment bank and broker-dealer); Former Senior Vice President, Fidelity Investments and Former President, Fidelity Services Company (financial services) (1987 - 1992).

#+WESLEY G. McCAIN (57)--Trustee
     ----------
     144 East 30th Street, New York, New York 10016; Trustee of two other investment companies advised or administered by the Adviser; Chairman and Owner, Towneley Capital Management, Inc., (investment adviser, since 1971); Chairman, Eclipse Funds (mutual fund, since 1986); Chairman and Owner, Eclipse Financial Services, Inc. (since 1986); General Partner, Pharaoh Partners, L.P. (since 1992); Principal, Pharaoh Partners (Cayman) LDC (since 1996); President and Owner, Millbrook Associates, Inc. (economic and marketing consulting, since 1989); Trustee, Libre Group Trust (since 1994); Director, Libre Investments (Cayman) Ltd. (since 1996); Former Director, International Investors Incorporated.

#+DAVID J. OLDERMAN (64)--Trustee
     ----------
     40 East 52nd Street, New York, New York 10022; Trustee of another investment company advised by the Adviser; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979- 1984); Head of Corporate Finance, Halsey Stuart (investment banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

#*RALPH F. PETERS (71)--Trustee
     ----------
     66 Strimples Mill Road, Stockton, New Jersey 08559-1703; Trustee of another investment company advised by the Adviser; Former Chairman of the Board, Former Chairman of the Executive Committee and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities) (1981-1988); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund Inc., New York; Former Director, International Investors Incorporated.

#RICHARD D. STAMBERGER (40)--Trustee
     ----------
     888 17th Street, N.W., Washington, D.C. 20006; Trustee of two other investment companies advised or administered by the Adviser; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Partner and Co-founder, Quest Partners, L.L.C. (management consulting firm since 1988); Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm since 1988); associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

@**JAN F. van ECK (36)--Trustee
     ----------
     99 Park Avenue, New York, New York 10016; Director of Van Eck Associates Corporation; President and Director of Van Eck Securities Corporation and other affiliated companies; President and Director of Van Eck Capital Inc.; President and Director of Van Eck Absolute Return Advisers Corporation; Co-President and Director of Shenyin Wanguo Van Eck Asset Management (Asia) Limited.

@**DEREK S. van ECK (34)--Trustee and President
     ----------
     99 Park Avenue, New York, New York 10016; President of the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust and the Global Hard Assets Fund series of Van Eck Funds; Vice President of another investment company advised by the Adviser; Executive Vice President, Director, Global Investments and President and Director of Van Eck Associates Corporation and Executive Vice President and Director of Van Eck Securities Corporation and other affiliated companies.

OFFICERS OF THE TRUST:

BRUCE J. SMITH (45)--Vice President and Treasurer
     ----------
     99 Park Avenue, New York, New York 10016; Officer of two other investment companies advised or administered by the Adviser; Senior Vice President and Chief Financial Officer of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation.

THOMAS H. ELWOOD (52)- Vice President and Secretary
     ----------
     99 Park Avenue, New York, New York 10016; Officer of three other investment companies advised or administered by the Adviser; Vice President, Secretary and General Counsel of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies. Former Assistant Counsel of Jefferson Pilot Insurance Company and officer of other investment companies distributed by Jefferson Pilot and its affiliates. Former Associate Counsel of New York Life Insurance Company.

JOSEPH P. DiMAGGIO (43)--Controller
     ----------
     99 Park Avenue, New York, New York 10016; Controller of another investment company advised by the Adviser; Managing Director of Portfolio Administration of Van Eck Associates Corporation; Former Accounting Manager with Alliance Capital Management (1985-1993).

ALEX W.BOGAENKO (37)--Assistant Controller
     ----------
     99 Park Avenue, New York, New York 10016; Assistant Controller of other investment companies advised or administered by the Adviser; Director of Portfolio Administration of Van Eck Associates Corporation.

CHARLES T. CAMERON (40)--Vice President
     ----------
     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Director of Trading of Van Eck Securities Corporation; Co-Portfolio Manager of the Worldwide Bond Fund series of the Trust.

SUSAN C. LASHLEY (45)--Vice President
     ----------
     99 Park Avenue, New York, New York 10016; Vice President of another investment company advised by the Adviser; Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

KEVIN REID (37)--Vice President
     ----------
     99 Park Avenue, New York, New York 10016; Vice President of the Global Hard Assets Fund series of Van Eck Funds and President of Worldwide Real Estate Fund and Vice President of the Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; officer of another investment company advised by the Adviser; Director, Real Estate Research, of Van Eck Associates Corporation; Former Chief Financial Officer of E.P. Reid, Inc. (construction-1993 to 1994); Former Chief Financial Officer and Chief Operating Officer (1991 - 1993) and Former Vice President and portfolio manager (1988 - 1991) of Trammell Crow Company (real estate).

GREGORY F. KRENZER (27)--President of Van Eck U.S. Government Money Fund
     ----------
     99 Park Avenue, New York, New York 10016; Co-Portfolio Manager (Global Fixed Income) of Van Eck Associates Corporation since 1994. He is co-Portfolio manager of the Worldwide Bond Fund.

DINA C. LEE (29)--Assistant Secretary
     ----------
     99 Park Avenue, New York, New York 10016; Assistant Secretary of other investment companies advised or administered by the Adviser; Staff Attorney of Van Eck Associates Corporation, Van Eck Securities Corporation and other affiliated companies.

----------
@    An "interested person" as defined in the 1940 Act.
* Member of Executive Committee--exercises general powers of Board of Trustees between meetings of the Board.
**   Son of Mr. John C. van Eck.
#    Member of the Nominating Committee.
+ Member of the Audit Committee--reviews fees, services, procedures, conclusions and recommendations of independent auditors.


                                      1999
                               COMPENSATION TABLE

                                   VAN ECK WORLDWIDE            VAN ECK WORLDWIDE
                                    INSURANCE TRUST              INSURANCE TRUST            TOTAL FUND COMPLEX
                                (Current Trustees Fees)      (Deferred Compensation)         COMPENSATION (a)
                                     -------------               --------------                ------------
John C. van Eck                          $0                            $0                           $0
Jeremy H. Biggs                          $0                            $16,060                      $42,500
Richard C. Cowell                        $16,060                       $0                           $36,000
Philip D. DeFeo                          $7,980                        $7,194                       $29,750
Wesley G. McCain                         $0                            $16,060                      $42,500
David J. Olderman                        $0                            $11,954                      $33,500
Ralph F. Peters                          $13,977                       $0                           $31,000
Richard D. Stamberger                    $7,770                        $4,184                       $27,000
Derek S. van Eck                          N/A                           N/A                          N/A
Jan F. van Eck                            N/A                           N/A                          N/A

----------
(a) The term "fund complex" refers to the Funds of the Trust, the series of the Van Eck Funds, which are also managed by the Adviser and the series of Van Eck/Chubb Funds, Inc., which are administered by the Adviser. The Trustees are paid a fee for their services to the Trust. No other compensation, including pension or other retirement benefits, is paid to the Trustees by the fund complex.

                             PRINCIPAL SHAREHOLDERS

     As of December 31, 1999, shareholders of record of 5% or more of the outstanding shares of the Funds were as follows: Approximately 84.96% of Worldwide Bond Fund, approximately 83.52% of Worldwide Emerging Markets Fund and approximately 79.79% of Worldwide Hard Assets, respectively, was owned by Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216 to fund the benefits of the separate account's variable annuity contract owners. Approximately 11.69% of Worldwide Emerging Markets Fund, approximately 9.93% of Worldwide Bond Fund and 47.08% of Worldwide Real Estate Fund, respectively, was owned by Provident Mutual Life and Annuity Company, 1050 Westlake Drive, Brewyn, Pennsylvania 19312. Approximately 11.77% of Worldwide Real Estate Fund was owned by Conseco Variable Insurance Company, 11815 N. Pennsylvania Street, Carmel, IN 46032. Approximately 18.63% of Worldwide Real Estate Fund was owned by Van Eck Associates Corporation, the Adviser. Approximately 17.37% of Worldwide Real Estate Fund was owned by Securities Life of Denver, Security Life Center, 1290 Broadway, Ste. 1600, Denver, CO 80203. Approximately 5.13% of Worldwide Real Estate Fund was owned by Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, AL 35223.

                               PURCHASE OF SHARES

     The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds. The sale of shares will be suspended during any period when the determination of net asset value is suspended, and may be suspended by the Board of Trustees whenever the Board judges it is a Fund's best interest to do so. Certificates for shares of the Funds will not be issued.

                               VALUATION OF SHARES

     The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Year's Day, Martin Luther King Jr.'s birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas (or the days on which these holidays are observed).

     Shares of the Funds are sold at the public offering price, which is determined once each day the Funds are open for business and is the net asset value per share.

     The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

     The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the NYSE. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

     Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the NYSE which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                                      TAXES

     Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, inter-est, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and
(b) satisfy certain diversification requirements.

     As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

                               REDEMPTIONS IN KIND

     The Trust has elected to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period in the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                   PERFORMANCE

     The Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)/to the nth power/ = ERV

     Where:       P        =        a hypothetical initial payment of $1,000
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

     The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.


     Average annual total returns for the Funds for various periods ended December 31, 1999 are as follows:


                                           1 YEAR       5 YEARS       10 YEARS        LIFE
                                            ----         ----           -----          ---
Worldwide Bond Fund                       -7.82%         5.06%         5.44%          5.33%
Worldwide Emerging Markets Fund          100.28%            --             --         9.92%
Worldwide Hard Assets Fund                21.00%         1.49%         3.06%          3.79%
Worldwide Real Estate Fund                -2.01%             --            --         1.52%

     The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                 YIELD = 2[(A-B/CD + 1)/to the sixth power/-1]

     Where:       A        =     dividends and interest earned during the period
                  B        =     expenses accrued for the period
                                 (net of reimbursement)
                  C        =     the average daily number of shares outstanding
                                 during the period that was entitled to
                                 receive dividends

                  D        =     the maximum offering price per share on the
                                 last day of the period after adjustment
                                 for payment of dividends within
                                 30 days thereafter

     The Funds may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

     Where:       A        =        initial investment
                  B        =        value at end of period
                  ATR      =        aggregate total return

     The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

     Aggregate Total Return for the period ended December 31, 1999 (after maximum sales charge).

                                          1 YEAR           5 YEARS           10 YEARS            LIFE
                                          ------           -------           --------            ----
Worldwide Bond Fund                       -7.82%            27.98%            69.87%            71.07%
Worldwide Emerging Markets Fund          100.28%                 --                --           46.38%
Worldwide Hard Assets Fund                21.00%             7.68%            35.12%            46.87%
Worldwide Real Estate Fund                -2.01%                 --                --            3.89%

     Performance figures of a Fund are not useful for comparison purposes, because they do not reflect the charges and deductions at the separate account level.

                            DESCRIPTION OF THE TRUST

     Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. On April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. Currently, four Funds of the Trust are being offered, which shares constitute the interests in Worldwide Bond Funds, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund, described herein.

     Worldwide Emerging Markets Fund and Worldwide Hard Assets Fund are classified as diversified funds, and Worldwide Bond Fund and Worldwide Real Estate Fund are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. This means that the Fund at the close of each quarter of its taxable year must, in general, limit its investment in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets, and (iii) the Fund will not own more than 10% of outstanding voting securities. A Fund is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another Fund. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new Funds.

     Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April

1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants. On April 9, 1997, shareholders of Gold and Natural Resources Fund approved changes in the Fund's investment objective, policies and restrictions which, together with changes approved by the Board of Trustees, resulted in the Worldwide Hard Assets Fund as described in the Prospectus. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares, and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more trustees. Shareholders of all Funds are entitled to vote matters affecting all of the Funds (such as the election of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund, a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. In accordance with the Act, under certain circumstances, the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholder of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liability for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property of all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             ADDITIONAL INFORMATION

     CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as the custodian of the Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

     TRANSFER AGENT. Van Eck Associates Corporation, 99 Park Avenue, New York, New York 10016, serves as the Funds' transfer agent.

     INDEPENDENT AUDITORS. Ernst & Young LLP, 787 7th Avenue, New York, New York 10019, serves as the Trust's independent auditing firm.

     COUNSEL. Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

FINANCIAL STATEMENTS

     The financial statements of Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund for the fiscal year or period ended December 31, 1999, are incorporated by reference from the Funds' Annual Reports to Shareholders, which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this Statement of Additional Information.

                                    APPENDIX

CORPORATE BOND RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A--Bonds which are rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack the characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS:

AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB--Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B--Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating is also used for debt subordinated to senior debt that is assigned an actual or implied BB rating.

CCC--Bonds rated CCC have a current identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     The ratings from AA to CCC may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

aaa--An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa--An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a--An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.


baa--An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.


ba--An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b--An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa--An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

ca--An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c--This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATINGS:

AAA--This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA--A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A--An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB--An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B, CCC--Preferred stocks rated BB, B and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

SHORT TERM DEBT RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS:

Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                                     PART C

                               OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits
         ---------------------------------

a)   Financial Statements included in Prospectus (Part A)

     Financial Highlights or Selected per Share Data and Ratios of Worldwide Bond Fund for the five years ended December 31, 1999; Worldwide Emerging Markets Fund for the period from December 21, 1995 to December 31, 1996 and for the year ended December 31, 1997 (audited) for the year ended December 31, 1998 (audited) and year ended December 31, 1999; Worldwide Hard Assets Fund for the period from August 21, 1995 to April 30, 1996, for the 8 months ended December 31, 1996 and for the years ended December 31, 1997 (audited), 1998 (audited) and 1999; Worldwide Hard Assets Fund (formerly Gold and Natural Resources Fund) for the five years ended December 31, 1999 (audited).

     The audited financial statements of the Registrant are included in the Registrant's Annual Report to Shareholders for the fiscal year ended December 31, 1999 (Audited) filed with the Securities and Exchange Commission under Section 30(b)(1) and have been incorporated in part B hereof by reference.

 b) Exhibits  (An * denotes inclusion in this filing)

   (1)(a) Master Trust Agreement (incorporated by reference to Registration Statement No. 33-13019); Form of First Amendment to Declaration of Trust (incorporated by reference to Registration Statement No. 2-97596). Second Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 1). Third Amendment to Master Trust Agreement adding Worldwide Balanced Fund (incorporated by reference to Post-Effective Amendment No. 9). Fourth Amendment to Master Trust Agreement adding Asia Region Growth Fund, Asia Region Infrastructure Fund and Worldwide SmallCap Fund (incorporated by reference to Post-Effective Amendment No. 9). Fifth Amendment to the Master Trust Agreement adding Worldwide Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 10). Sixth Amendment to Master Trust Agreement renaming Van Eck Investment Trust as Van Eck Worldwide Insurance Trust and renaming Global Bond Fund as Worldwide Bond Fund (incorporated by reference to Post-Effective Amendment No.
          12). Seventh Amendment to the Master Trust Agreement deleting Asia Region Growth Fund and Asia Region Infrastructure Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No.
          14). Eighth Amendment to the Master Trust Agreement adding Worldwide Emerging Markets Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 15).

   (2) By-laws of Registrant (incorporated by reference to Pre-Effective Amendment No. 1).

   (3)    Not Applicable.

   (4)(a) Form of certificate of shares of beneficial interest of Worldwide Bond Fund and Gold and Natural Resources Fund (incorporated by reference to Pre-Effective Amendment No. 1). Form of certificate of shares of beneficial interest of Worldwide Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 15).

   (4)(b) Instruments defining rights of security holders (See Exhibits (1) and (2) above).

   (5) Form of Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 15 ).

   (5)(a) Form of Sub-Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 15).

   (6)(a) Form of Distribution Agreement (incorporated by reference to Pre-Effective Amendment No. 1).

   (6)(b) Form of Participation Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

   (7)    Not Applicable.

   (8)    Global Custody Agreement, as amended. (to be filed by amendment)

   (9) Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley utilized by Worldwide Bond Fund and Gold and Natural Resources Fund (incorporated by reference to Pre-Effective Amendment No. 2). Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. and Morgan Stanley utilized by Worldwide Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 15).

   (10) Opinions of Goodwin, Procter & Hoar, including consents (incorporated by reference to Pre-Effective Amendment No. 2 and Post-Effective Amendment Nos. 14 and 15).

   (11)*  Consent of Independent Accountants.

   (12)   Not Applicable.

   (13) Subscription Agreement (incorporated by reference to Pre-Effective Amendment No. 2).

   (14)   Not Applicable.

   (15)   Not Applicable.

   (16)   Computation of Performance Quotation.

   (17)*  Financial Data Schedule.

   (18) Powers of Attorney (incorporated by reference to Exhibit 17 of Post-Effective Amendment No. 1).

   (19)*  Code of Ethics

ITEM 25. Persons controlled by or under common control with Registrant
         -------------------------------------------------------------

         Not Applicable.


ITEM 26. Number of Record Holders of Securities
         --------------------------------------


Set forth below are the number of Record holders, as of December 31, 1999 of each series of the Registrant:


        Class and Title                Number of Record Holders
        ---------------                ------------------------

        Worldwide Emerging Markets Fund           27
        Worldwide Hard Assets Fund                36
        Worldwide Bond Fund                       17
        Worldwide Real Estate Fund                10


ITEM 27. Indemnification
         ---------------

Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, previously filed as Exhibit (1) to the Registration Statement.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

Reference is made to Form ADV of Van Eck Associates Corporation (File No. 801-21340), as currently on file with the Securities and Exchange Commission, and to the caption "Management" in the Registrant's Prospectus and to the captions "The Distributor", "Investment Advisory Services" and "Trustees and Officers" in the Registrant's Statement of Additional Information.

ITEM 29.  Principal Underwriters
          ----------------------

(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Funds and Van Eck/Chubb Funds, Inc.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

Name and Principal      Position and Offices         Position and Office
Business Address         with Underwriter             with Registrant
----------------------  ---------------------------  ------------------------

John C. van Eck         Chairman and Director        Chairman and President
99 Park Avenue
New York, NY

Jan van Eck             Executive Vice President     Trustee
99 Park Avenue          and Director
New York, NY

Sigrid S. van Eck       Vice President               None
575 Park Avenue         and Assistant Treasurer
New York, NY            and Director



Derek van Eck           Director                     Trustee and Executive Vice
99 Park Avenue                                       President
New York, NY

Bruce J. Smith          Vice President and Chief     Vice President and
99 Park Avenue          Financial Officer,           Treasurer
New York, NY            Treasurer, Controller

Thomas Elwood           Vice President, General      Vice President and
99 Park Avenue          Counsel and Secretary        Secretary
New York, NY

Susan C. Lashley        Managing Director,           Vice President
99 Park Avenue          Operations
New York, NY

Keith Fletcher          Senior Managing Director     None
99 Park Avenue
New York, NY

Robin Kunhardt          Director,                    None
99 Park Avenue          Product Management
New York, NY

(c) Not Applicable

Item 30. Location of Accounts and Records
         --------------------------------

The following table sets forth information as to the location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder.

Accounts, books and
documents listed by
reference to specific
subsection of 17 CFR
270 31a-1 to 31a-3             Person in Possession and Address
------------------             --------------------------------

31a-1(b)(1)                    Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(2)(i)                 Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(2)(ii)                Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(2)(iii)               Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(2)(iv)                DST Systems, Inc.
                               21 West Tenth Street
                               Kansas City, MO 64105

31a-1(b)(3)                    Not Applicable

31a-1(b)(4)                    Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(5)                    Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

Accounts, books and
documents listed by
reference to specific
subsection of 17 CFR
270 31a-1 to 31a-3             Person in Possession and Address
------------------             --------------------------------

31a-1(b)(6)                    Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(7)                    Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(8)                    Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY  10016

31a-1(b)(9)                    Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(10)                   Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(b)(11)                   Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

Accounts, books and
documents listed by
reference to specific
subsection of 17 CFR
270 31a-1 to 31a-3             Person in Possession and Address
------------------             --------------------------------

31a-1(b)(12)                   Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(c)                       Not Applicable

31a-1(d)                       Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

31a-1(e)                       Not Applicable

31a-1(f)                       Van Eck Associates Corporation
                               99 Park Avenue
                               New York NY 10016

31a-2(a)(1)                    Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY 10016

                               DST Systems, Inc.
                               21 West Tenth Street
                               Kansas City, MO 64105

Accounts, books and
documents listed by
reference to specific
subsection of 17 CFR
270 31a-1 to 31a-3             Person in Possession and Address
------------------             --------------------------------

31a-2(b)                       Not Applicable

31a-2(c)                       Van Eck Securities Corporation
                               99 Park Avenue
                               New York, NY  10016

31a-2(d)                       Not Applicable

31a-2(e)                       Van Eck Associates Corporation
                               99 Park Avenue
                               New York, NY  10016

31a-3                          Not Applicable

All Other Records              Van Eck  Worldwide Insurance Trust
pursuant to the Rule           99 Park Avenue
                               New York, NY 10016


ITEM 31. Management Services
----------------------------

                None

ITEM 32. Undertakings
         ------------


         Registrant undertakes to furnish each person to whom a prospectus is delivered, with a copy of the Registrant's latest annual reports to shareholders upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 22nd day of February, 1999.


                                    VAN ECK WORLDWIDE INSURANCE TRUST


                                    By:  /s/  John C. van Eck
                                         --------------------
                                         John C. van Eck, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                             Title                      Date
---------                             -----                      ----


/s/ John C. van Eck                   Chairman and President
--------------------------
John C. van Eck                                                  2/22/99

/s/ Bruce J. Smith                    Chief Financial Officer
--------------------------                                       2/22/99
Bruce J. Smith

/s/ Jeremy Biggs
--------------------------
Jeremy Biggs                          Trustee                    2/22/99

/s/ Richard Cowell
--------------------------
Richard Cowell                        Trustee                    2/22/99

/s/ Philip DeFeo                      Trustee                    2/22/99
--------------------------
Philip DeFeo

/s/ Wesley G. McCain
--------------------------
Wesley G. McCain                      Trustee                    2/22/99

/s/ Ralph F. Peters
--------------------------
Ralph F. Peters                       Trustee                    2/22/99

/s/ David J. Olderman
--------------------------
David J. Olderman                     Trustee                    2/22/99

/s/ Richard Stamberger
--------------------------
Richard Stamberger                    Trustee                    2/22/99

/s/ Derek S. van Eck
--------------------------
Derek S. van Eck                      Trustee                    2/22/99

/s/ Jan F. van Eck
--------------------------
Jan F. van Eck                        Trustee                    2/22/99

                                 Exhibit Index
                                 -------------



Exhibit No.                  Item
-----------                  ----


Exhibit 11           Consent of Independent Accountants

Exhibit 16           Computation of Performance Quotations

Exhibit 17           Financial Data Schedules

Exhibit 19           Code of Ethics